Exhibit 99.2

Contact:	Gary Wehrle	Pacific Crest Capital, Inc.
	Chief Executive Officer	30343 Canwood Street
	818-865-3300	Agoura Hills, CA 91301

NEWS

PACIFIC CREST CAPITAL, INC. REPORTS FOURTH QUARTER 2003 RESULTS

Agoura Hills, California, February 9, 2004...Pacific Crest Capital, Inc. (Nasdaq NM-PCCI) today reported that net income for the fourth quarter ended December 31, 2003 was $1,856,000, or $0.36 per diluted share.  On a pro forma basis, excluding after-tax merger related costs of $393,000, net income for the fourth quarter ended December 31, 2003 was $2,249,000, or $0.43 per diluted share.  Net income for the comparable quarter in 2002 was $2,145,000, or $0.40 per diluted share.

Net income for the year ended December 31, 2003 was $7,462,000, or $1.42 per diluted share.  On a pro forma basis, excluding after-tax merger related costs of $808,000 and after-tax non-operating expenses of $494,000 associated with the early retirement of 9.375% Trust Preferred Securities, net income for the year ended December 31, 2003 was $8,764,000, or $1.67 per diluted share.  Net income for the prior year ended December 31, 2002 was $7,362,000, or $1.37 per diluted share.  On a pro forma basis, diluted earnings per share increased by 21.9% for the year ended December 31, 2003 as compared to the same period in 2002.

Return on average common equity was 17.3% for the fourth quarter ended December 31, 2003 and 17.1% for the year ended December 31, 2003.  On a pro forma basis, excluding the aforementioned merger related costs and non-operating expenses associated with the early retirement of 9.375% Trust Preferred Securities, return on average common equity was 21.0% for the fourth quarter ended December 31, 2003 and 20.1% for the year ended December 31, 2003.

The Company has attached a “Pro Forma Reconciliations” schedule to reconcile the above GAAP amounts and ratios to their related pro forma amounts and ratios.  Management believes that the pro forma amounts and ratios are more indicative of the operating performance of the Company during the three and twelve month periods ended December 31, 2003.

The Company previously announced in a press released dated October 16, 2003, that it has signed a definitive merger agreement under which the Company will be acquired by Pacific Capital Bancorp (Nasdaq PCBC) in an all cash transaction in which PCBC will pay $26.00 for each diluted share of Pacific Crest Capital, Inc. common stock.  The merger transaction has received regulatory approval and approval from the Company’s shareholders and is expected to close in early March of 2004.   Sandler O’Neill & Partners, L.P., an investment banking firm, has been retained by the Company as a financial advisor for the merger.

The Company previously reported that the Board of Directors declared a $0.10 per common share quarterly cash dividend payable on Tuesday, February 24, 2004 to the Company’s shareholders of record as of Monday, February 16, 2004.

Discussing 2003 financial performance, Gary Wehrle, Chief Executive Officer, stated, “We are very pleased with the 21.9% increase in pro forma diluted earnings per share and the pro forma 20.1% return on average common equity.  Given the low interest rate environment and the economic climate of the past year, these are particularly strong operating results.”  He added, “The low interest rate environment and economic conditions resulted in a 7.4% decline in the Company’s loan portfolio during 2003 as loan payoffs were high and the Company maintained strict credit quality controls.”

Discussing asset quality, Mr. Wehrle commented, “Asset quality remained stellar throughout 2003 as total net credit losses were only $24,000, or 0.01% of average loans, and on a cumulative basis over the past five years ended December 31, 2003, loan recoveries have exceeded loan charge-offs.  Additionally, total non-performing assets were a very low 0.11% of total assets as of December 31, 2003. Our entire lending team has done a superb job managing loan quality through the changing economic conditions of the last few years.”

In discussing the pending merger with Pacific Capital Bancorp, Mr. Wehrle stated, “Our employees are looking forward to joining forces with PCBC, a larger, more diversified, and very successful community bank.  The merger will enable us to expand products and services offered to current and future customers within our geographic footprint.  The customer centric cultures of our two organizations are matched, and so is our mutual focus on recruiting and retaining the most skilled and experienced bankers in the industry who remain committed to the future of independent banking.  We are very excited about the business prospects resulting from this merger.”

In closing, Mr. Wehrle added, “The Company was formed in December of 1993 in a spinoff and the Company’s stock has appreciated very well over the past decade.  We were fortunate to have a great group of employees, a terrific Board of Directors, and very supportive and helpful shareholders.  Thank you all for creating the environment of success for our Company and for a rich and rewarding experience.”

Pacific Crest Capital, Inc. is a bank holding company that conducts business primarily through its wholly owned subsidiary, Pacific Crest Bank (“Bank”).  Since its establishment in 1974, Pacific Crest Bank has operated as a specialized business bank providing exceptional service to California’s small businesses, entrepreneurs, and investors.  Products offered include customized loans on income producing real estate, business loans under the U.S. Small Business Administration (“SBA”) 7(a) and 504 loan programs, lines of credit and term loans to businesses and professionals, and specialized FDIC-insured savings and checking account programs. The Bank is an SBA “Preferred Lender” in California, Oregon, and Arizona.  Pacific Crest Bank is headquartered in Agoura Hills, California, operates three California full-service branches located in Beverly Hills, Encino, and San Diego, and provides loan production services primarily throughout California, Oregon, and Arizona.

Previously released Company press releases, reports filed with the Securities and Exchange Commission, and other information is available on the Company’s website at www.paccrest.com.

Certain matters discussed in this news release constitute forward-looking statements under Section 27A of the Securities Act and Section 21E of the Securities Exchange Act.  Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results, performance, or achievements to differ materially from those expressed, suggested or implied by the forward-looking statements.  These risks include, but are not limited to, general economic conditions nationally and in California; unanticipated credit losses in the Company’s loan portfolio; rapid changes in interest rates; possible terrorist acts; possible changes in government sponsored SBA programs; the Company’s ability to consummate the merger with Pacific Capital Bancorp, and other risks discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, which has been filed with the Securities and Exchange Commission.

PACIFIC CREST CAPITAL, INC.

SELECTED FINANCIAL DATA

(Unaudited)

	At or For the Years Ended December 31,
(Dollars in thousands, except per share data)	2003	2002	2001	2000	1999
Earnings for the Year:
Net interest income	$23,852	$23,447	$19,109	$17,979	$19,171
Provision for loan losses	(174)	(471)	(660)	(604)	(1,677)
Non-interest income	4,922	2,488	2,531	1,713	2,459
Non-interest expense	(15,655)	(13,239)	(11,861)	(10,046)	(11,483)
Income before income taxes	12,945	12,225	9,119	9,042	8,470
Income tax provision	(5,483)	(4,863)	(3,734)	(3,772)	(3,415)
Net income	$7,462	$7,362	$5,385	$5,270	$5,055

Per Share Data:
Cash dividends per common share	$0.31	$0.18	$0.16	$0.14	$0.12
Diluted earnings per common share	1.42	1.37	1.02	1.00	0.91
Basic earnings per common share	1.60	1.52	1.09	1.04	0.95
Book value per common share	9.79	9.31	7.85	6.74	4.91

Performance Ratios:
Return on average equity	17.08%	18.07%	14.86%	19.31%	18.05%
Return on average assets	1.25%	1.32%	0.95%	0.82%	0.83%
Net interest rate spread (1)	3.94%	4.03%	3.06%	2.48%	2.94%
Net interest margin (2)	4.12%	4.30%	3.43%	2.80%	3.19%
Operating expense to average assets (3)	2.35%	2.37%	2.10%	1.59%	1.87%
Efficiency ratio (4)	49.51%	49.49%	55.05%	53.58%	54.28%

Asset Quality Data:
Non-accrual loans	$605	$—	$—	$—	$210
Non-performing assets	605	—	—	—	210
Net (charge-offs) recoveries	(24)	168	46	186	(251)
Non-accrual loans to total loans	0.14%	0.00%	0.00%	0.00%	0.06%
Non-perfoming assets to total assets	0.11%	0.00%	0.00%	0.00%	0.03%
Allowance for loan losses to total loans	2.07%	1.88%	1.72%	1.81%	1.76%
Net (charge-offs) recoveries to average loans	(0.01)%	0.04%	0.01%	0.05%	(0.07)%

Loan Originations:
Income property loans	$69,315	$77,108	$99,613	$67,122	$127,604
Commercial business loans	450	—	6,225	—	—
SBA business loans:
7(a) loans - guaranteed portion	18,744	14,115	10,667	8,064	3,064
7(a) loans - unguaranteed portion	6,427	4,487	3,394	2,662	985
Total 7(a) loans	25,171	18,602	14,061	10,726	4,049
504 first lien loans	205	3,910	4,758	1,334	—
504 second lien loans	2,722	3,056	4,589	1,080	—
Total 504 loans	2,927	6,966	9,347	2,414	—
Total SBA business loans	28,098	25,568	23,408	13,140	4,049
Total loan originations	$97,863	$102,676	$129,246	$80,262	$131,653

Balance Sheet Data:
Investment securities, at market	$128,405	$73,418	$58,952	$234,448	$240,760
Loans, net of deferred loan fees	422,621	456,127	461,975	400,285	365,952
Assets	566,964	603,744	544,758	648,660	623,260
Deposits	309,543	359,496	401,523	498,837	484,384
Borrowings	206,930	137,250	97,250	108,750	107,750
Shareholders’ equity	44,932	45,179	37,975	33,930	25,549

(1) (2) (3) (4) See corresponding respective notes (1) (2) (3) (4) on page 6.

PACIFIC CREST CAPITAL, INC.

PRO FORMA RECONCILIATIONS

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in thousands, except per share data)	2003	2002	2003	2002

GAAP Diluted Earnings Per Share (1)	$0.36	$0.40	$1.42	$1.37
Pro Forma Diluted Earnings Per Share (2)	0.43	0.40	1.67	1.37

GAAP Return on Average Equity (3)	17.30%	19.94%	17.08%	18.07%
Pro Forma Return on Average Equity (4)	20.97%	19.94%	20.06%	18.07%

GAAP Return on Average Assets (5)	1.28%	1.51%	1.25%	1.32%
Pro Forma Return on Average Assets (6)	1.55%	1.51%	1.47%	1.32%

Reconciliation of GAAP Net Income to Pro Forma Net Income:
GAAP net income	$1,856	$2,145	$7,462	$7,362
Add:
Write-off of deferred issuance costs on trust preferred securities, net of tax	—	—	494	—
Merger related costs (not tax deductible)	393	—	808	—
Pro forma net income	$2,249	$2,145	$8,764	$7,362

Reconciliation of GAAP Pre-tax Income to Pro Forma Pre-Tax Income:
GAAP pre-tax income	$2,954	$3,532	$12,945	$12,225
Add:
Write-off of deferred issuance costs on trust preferred securities	—	—	852	—
Merger related costs	393	—	808	—
Pro forma pre-tax income	$3,347	$3,532	$14,605	$12,225

Weighted Average Diluted Common Shares (in thousands)	5,171	5,371	5,245	5,359

Average Balances:
Average shareholders’ equity	$42,908	$43,025	$43,684	$40,752
Average total assets	580,031	567,081	595,517	556,723

(1) GAAP net income divided by weighted average diluted common shares.

(2) Pro forma net income divided by weighted average diluted common shares.

(3) GAAP net income divided by average shareholders’ equity.

(4) Pro forma net income divided by average shareholders’ equity.

(5) GAAP net income divided by average total assets.

(6) Pro forma net income divided by average total assets.

PACIFIC CREST CAPITAL, INC.

SELECTED FINANCIAL DATA

(Unaudited)

(Dollars in thousands, except per share data)	Three Months Ended December 31,			Twelve Months Ended December 31,
	2003	2002	% Change	2003	2002	% Change
Earnings and Dividends:
Net income	$1,856	$2,145	(13.47)%	$7,462	$7,362	1.36%
Diluted earnings per share	0.36	0.40	(10.00)%	1.42	1.37	3.65%
Cash dividends per share	0.10	0.05	100.00%	0.31	0.18	72.22%

Performance Ratios:
Return on average equity	17.30%	19.94%		17.08%	18.07%
Return on average assets	1.28%	1.51%		1.25%	1.32%
Net interest rate spread (1)	3.96%	4.37%		3.94%	4.03%
Net interest margin (2)	4.13%	4.60%		4.12%	4.30%
Operating expense to average assets (3)	2.67%	2.25%		2.35%	2.37%
Efficiency ratio (4)	53.44%	46.61%		49.51%	49.49%

Average Balances:
Average shareholders’ equity	$42,908	$43,025	(0.27)%	$43,684	$40,752	7.19%
Average total assets	580,031	567,081	2.28%	595,517	556,723	6.97%

Loan Activity:
Loan originations	$29,023	$24,342	19.23%	$97,863	$102,676	(4.69)%
Loan sales - SBA	6,466	—	100.00%	23,514	6,356	269.95%

Allowance for Loan Losses Activity:
Allowance at beginning of period	$8,735	$8,583		$8,585	$7,946
Provision for loan losses	24	46		174	471
Net (charge-offs) recoveries:
Charge-offs	(24)	(44)		(24)	(210)
Recoveries	—	—		—	378
Total net (charge-offs) recoveries	(24)	(44)		(24)	168
Allowance at end of period	$8,735	$8,585		$8,735	$8,585
Annualized net (charge-offs) recoveries to average loans	(0.02)%	(0.04)%		(0.01)%	0.04%

	December 31, 2003	September 30, 2003	% Change	December 31, 2003	December 31, 2002	% Change
Balance Sheet Data:
Investment securities, at market	$128,405	$141,749	(9.41)%	$128,405	$73,418	74.90%
Loans, net of deferred loan costs	422,621	437,762	(3.46)%	422,621	456,127	(7.35)%
Assets	566,964	592,278	(4.27)%	566,964	603,744	(6.09)%
Deposits	309,543	336,034	(7.88)%	309,543	359,496	(13.90)%
Borrowings	206,930	204,030	1.42%	206,930	137,250	50.77%
Shareholders’ equity	44,932	43,220	3.96%	44,932	45,179	(0.55)%

(1) Net interest rate spread is defined as the yield earned on average total interest-earning assets less the rate paid on average total interest-bearing liabilities.

(2) Net interest margin is defined as annualized net interest income divided by average total interest-earning assets.

(3) Operating expense is defined as total non-interest expense less other real estate owned and collection expenses, write-off of deferred issuance costs on trust preferred securities, and merger related costs.

(4) Efficiency ratio is defined as operating expense divided by the sum of net interest income, loan prepayment and late fee income, gain on sale of SBA 7(a) loans, gain on sale of SBA 504 loans and broker fee income, and other income.

PACIFIC CREST CAPITAL, INC.

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars and shares in thousands, except per share data)	2003	2002	2003	2002
	(Unaudited)		(Audited)
Interest income:
Loans	$7,734	$9,084	$32,615	$37,405
Securities purchased under resale agreements	—	20	28	171
Investment securities available for sale:
U.S. agency mortgage-backed securities	1,530	924	5,775	3,613
Corporate debt securities	15	36	65	153
Total interest on investment securities	1,545	960	5,840	3,766
Total interest income	9,279	10,064	38,483	41,342

Interest expense:
Checking accounts	33	52	157	234
Savings accounts	471	563	1,921	2,577
Certificates of deposit	1,283	1,847	5,936	9,603
Total interest on deposits	1,787	2,462	8,014	12,414

FHLB advances	1,092	869	4,398	2,192
Term borrowings	—	10	—	1,672
Trust preferred securities	490	404	2,219	1,617
Total interest on borrowings	1,582	1,283	6,617	5,481
Total interest expense	3,369	3,745	14,631	17,895

Net interest income	5,910	6,319	23,852	23,447
Provision for loan losses	24	46	174	471
Net interest income after provision for loan losses	5,886	6,273	23,678	22,976

Non-interest income:
Loan prepayment and late fee income	407	238	988	822
Gain on sale of SBA 7(a) loans	558	—	1,839	221
Gain on sale of SBA 504 loans and broker fee income	17	65	319	1,201
Gain (loss) on sale of investment securities	—	(81)	516	(763)
Other income	348	231	1,260	1,007
Total non-interest income	1,330	453	4,922	2,488

Non-interest expense:
Salaries and employee benefits	2,780	2,065	9,319	8,787
Net occupancy expenses	437	409	1,750	1,796
Communication and data processing	239	245	987	1,020
Legal, audit, and other professional fees	235	188	900	525
Other expenses	178	287	1,035	1,085
Total operating expense	3,869	3,194	13,991	13,213
Write-off of deferred issuance costs on
trust preferred securities	—	—	852	—
Merger related costs	393	—	808	—
Other real estate owned and collection expenses	—	—	4	26
Total non-interest expense	4,262	3,194	15,655	13,239
Income before income taxes	2,954	3,532	12,945	12,225
Income tax provision	1,098	1,387	5,483	4,863
Net income	$1,856	$2,145	$7,462	$7,362

Earnings per share:
Basic	$0.41	$0.44	$1.60	$1.52
Diluted	$0.36	$0.40	$1.42	$1.37

Weighted average shares:
Basic	4,562	4,840	4,672	4,855
Diluted	5,171	5,371	5,245	5,359

PACIFIC CREST CAPITAL, INC.

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended
(Dollars and shares in thousands, except per share data)	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Interest income:
Loans	$7,734	$8,047	$8,271	$8,563	$9,084
Securities purchased under resale agreements	—	14	5	9	20
Investment securities available for sale:
U.S. agency mortgage-backed securities	1,530	1,317	1,668	1,260	924
Corporate debt securities	15	15	16	19	36
Total interest on investment securities	1,545	1,332	1,684	1,279	960
Total interest income	9,279	9,393	9,960	9,851	10,064

Interest expense:
Checking accounts	33	33	43	48	52
Savings accounts	471	481	463	506	563
Certificates of deposit	1,283	1,458	1,569	1,626	1,847
Total interest on deposits	1,787	1,972	2,075	2,180	2,462

FHLB advances	1,092	1,116	1,135	1,055	869
Term borrowings	—	—	—	—	10
Trust preferred securities	490	606	690	433	404
Total interest on borrowings	1,582	1,722	1,825	1,488	1,283
Total interest expense	3,369	3,694	3,900	3,668	3,745

Net interest income	5,910	5,699	6,060	6,183	6,319
Provision for loan losses	24	50	50	50	46
Net interest income after provision for loan losses	5,886	5,649	6,010	6,133	6,273

Non-interest income:
Loan prepayment and late fee income	407	243	181	157	238
Gain on sale of SBA 7(a) loans	558	424	476	381	—
Gain on sale of SBA 504 loans and broker fee income	17	70	159	73	65
Gain (loss) on sale of investment securities	—	—	496	20	(81)
Other income	348	364	267	281	231
Total non-interest income	1,330	1,101	1,579	912	453

Non-interest expense:
Salaries and employee benefits	2,780	2,174	2,115	2,250	2,065
Net occupancy expenses	437	425	457	431	409
Communication and data processing	239	239	302	207	245
Legal, audit, and other professional fees	235	219	262	184	188
Other expenses	178	278	285	294	287
Total operating expense	3,869	3,335	3,421	3,366	3,194
Write-off of deferred issuance costs on trust preferred securities	—	493	359	—	—
Merger related costs	393	415	—	—	—
Other real estate owned and collection expenses	—	4	—	—	—
Total non-interest expense	4,262	4,247	3,780	3,366	3,194

Income before income taxes	2,954	2,503	3,809	3,679	3,532
Income tax provision	1,098	1,224	1,611	1,550	1,387
Net income	$1,856	$1,279	$2,198	$2,129	$2,145

Earnings per share:
Basic	$0.41	$0.28	$0.47	$0.44	$0.44
Diluted	$0.36	$0.25	$0.42	$0.40	$0.40

Weighted average shares:
Basic	4,562	4,578	4,697	4,856	4,840
Diluted	5,171	5,151	5,268	5,382	5,371

PACIFIC CREST CAPITAL, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
	(Audited)	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Cash	$6,263	$4,096	$4,476	$4,038	$3,199
Securities purchased under resale agreements	95	95	1,196	2,734	7,802
Cash and cash equivalents	6,358	4,191	5,672	6,772	11,001

U.S. agency mortgage-backed securities	126,410	139,784	127,282	130,291	70,516
Corporate debt securities	1,995	1,965	1,912	1,818	2,902
Total investment securities, at market	128,405	141,749	129,194	132,109	73,418

Unsettled mortgage-backed securities trades	—	—	—	—	56,672

Loans held for investment	406,535	422,566	431,574	435,053	432,196
Loans held for sale	16,291	15,386	17,220	21,316	23,734
Total gross loans	422,826	437,952	448,794	456,369	455,930
Deferred loan (fees) costs	(205)	(190)	25	196	197
Allowance for loan losses	(8,735)	(8,735)	(8,685)	(8,635)	(8,585)
Total net loans	413,886	429,027	440,134	447,930	447,542

Investment in FHLB stock	9,500	9,401	9,574	9,129	6,306
Deferred income taxes, net	3,731	3,236	2,925	3,449	3,596
Accrued interest receivable	2,297	2,387	2,525	2,507	2,353
Prepaid expenses and other assets	1,856	1,367	1,779	2,056	1,749
Premises and equipment	931	920	941	1,031	1,107
Total other assets	18,315	17,311	17,744	18,172	15,111
Total assets	$566,964	$592,278	$592,744	$604,983	$603,744

Liabilities
Non-interest-bearing checking	$5,673	$4,424	$2,558	$3,122	$2,800
Interest-bearing checking	14,432	14,454	14,714	13,879	13,214
Total checking accounts	20,105	18,878	17,272	17,001	16,014
Savings accounts	131,427	131,926	134,458	135,287	128,420
Certificates of deposit	158,011	185,230	200,153	208,747	215,062
Total deposits	309,543	336,034	351,883	361,035	359,496

FHLB advances	177,600	174,700	160,000	160,000	120,000
Trust preferred securities	29,330	29,330	29,330	30,580	17,250
Total borrowings	206,930	204,030	189,330	190,580	137,250

Accrued interest payable and other liabilities	5,559	8,994	7,447	7,286	5,807
Accounts payable for unsettled securities trades	—	—	—	—	56,012
Total liabilities	522,032	549,058	548,660	558,901	558,565

Shareholders’ Equity
Common stock, at par	60	60	60	60	60
Additional paid-in capital	27,520	27,309	27,355	27,402	27,471
Beginning retained earnings	25,628	25,628	25,628	25,628	19,140
Year-to-date earnings	7,462	5,606	4,327	2,129	7,362
Year-to-date dividends	(1,432)	(976)	(521)	(243)	(874)
Accumulated other comprehensive income	1,003	1,303	1,723	1,052	1,296
Common stock in treasury, at cost	(15,309)	(15,710)	(14,488)	(9,946)	(9,276)
Total shareholders’ equity	44,932	43,220	44,084	46,082	45,179
Total liabilities and shareholders’ equity	$566,964	$592,278	$592,744	$604,983	$603,744

PACIFIC CREST CAPITAL, INC.

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

	Three Months Ended
(Dollars in thousands)	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Average Interest-Earning Assets:
Loans, net of deferred loan costs	$434,278	$443,389	$452,383	$458,169	$460,628
Securities purchased under resale agreements	93	5,243	1,650	3,453	6,164

Investment securities - at amortized cost:
U.S. agency mortgage-backed securities	130,924	124,562	142,043	107,832	75,048
Corporate debt securities	2,285	2,283	2,280	2,425	3,456
Total investment securities	133,209	126,845	144,323	110,257	78,504
Total interest-earning assets	$567,580	$575,477	$598,356	$571,879	$545,296

Average Interest-Bearing Liabilities:
Checking accounts	$19,690	$17,546	$16,889	$15,856	$16,293
Savings accounts	131,216	133,980	134,558	131,365	129,787
Certificates of deposit	174,488	192,389	202,469	206,301	219,014
Total deposits	325,394	343,915	353,916	353,522	365,094

FHLB advances	173,479	161,478	173,403	160,148	120,595
Term borrowings	—	—	—	—	652
Trust preferred securities	29,330	33,026	35,050	19,028	17,250
Total borrowings	202,809	194,504	208,453	179,176	138,497
Total interest-bearing liabilities	$528,203	$538,419	$562,369	$532,698	$503,591

Yields on Average Interest-Earning Assets:
Loans, net of deferred loan costs	7.07%	7.20%	7.33%	7.58%	7.82%
Securities purchased under resale agreements	0.00%	1.06%	1.22%	1.06%	1.29%

Investment securities - at amortized cost:
U.S. agency mortgage-backed securities	4.67%	4.23%	4.70%	4.67%	4.92%
Corporate debt securities	2.63%	2.63%	2.81%	3.13%	4.17%
Total investment securities	4.64%	4.20%	4.67%	4.64%	4.89%
Total interest-earning assets	6.49%	6.48%	6.68%	6.99%	7.32%

Rates on Average Interest-Bearing Liabilities:
Checking accounts	0.66%	0.75%	1.02%	1.23%	1.27%
Savings accounts	1.42%	1.42%	1.38%	1.56%	1.72%
Certificates of deposit	2.92%	3.01%	3.11%	3.20%	3.35%
Total deposits	2.18%	2.27%	2.35%	2.50%	2.68%

FHLB advances	2.50%	2.74%	2.63%	2.67%	2.86%
Term borrowings	—	—	—	—	6.00%
Trust preferred securities	6.59%	7.26%	7.87%	9.10%	9.37%
Total borrowings	3.09%	3.51%	3.51%	3.35%	3.69%
Total interest-bearing liabilities	2.53%	2.72%	2.78%	2.79%	2.95%

Net Interest Rate Spread	3.96%	3.76%	3.90%	4.20%	4.37%
Net Interest Margin	4.13%	3.93%	4.06%	4.38%	4.60%

PACIFIC CREST CAPITAL, INC.

SELECTED FINANCIAL DATA

(Unaudited)

	At or For the Three Months Ended
(Dollars and shares in thousands, except per share data)	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Loan Originations:
Income property loans	$19,344	$8,338	$16,668	$24,965	$19,858
Commercial business loans	—	—	450	—	—
SBA business loans:
7(a) loans - guaranteed portion	6,932	6,036	3,615	2,161	1,550
7(a) loans - unguaranteed portion	2,291	1,972	1,481	683	476
Total 7(a) loans	9,223	8,008	5,096	2,844	2,026
504 first lien loans	—	—	—	205	1,366
504 second lien loans	456	525	1,583	158	1,092
Total 504 loans	456	525	1,583	363	2,458
Total SBA business loans	9,679	8,533	6,679	3,207	4,484
Total loan originations	$29,023	$16,871	$23,797	$28,172	$24,342

Loan Sales:
SBA 7(a) loans - guaranteed portion	$6,466	$5,975	$5,745	$3,946	$—
SBA 504 first lien loans	—	—	685	697	—
Total SBA loan sales	$6,466	$5,975	$6,430	$4,643	$—

Performance Ratios:
Return on average equity	17.30%	12.12%	19.86%	18.75%	19.94%
Return on average assets	1.28%	0.87%	1.43%	1.42%	1.51%
Net interest rate spread (1)	3.96%	3.76%	3.90%	4.20%	4.37%
Net interest margin (2)	4.13%	3.93%	4.06%	4.38%	4.60%
Operating expense to average assets (3)	2.67%	2.26%	2.23%	2.25%	2.25%
Efficiency ratio (4)	53.44%	49.04%	47.89%	47.58%	46.61%

Average Balances:
Average shareholders’ equity	$42,908	$42,196	$44,265	$45,411	$43,025
Average total assets	580,031	590,150	613,410	598,743	567,081

Per Common Share Data:
Cash dividends per share	$0.10	$0.10	$0.06	$0.05	$0.05
Book value per share	9.79	9.49	9.57	9.54	9.31
Average cost per share of repurchases in quarter	—	21.20	19.31	16.82	15.63

Stock Outstanding (in thousands):
Common stock issued at beginning of quarter	5,973	5,973	5,973	5,973	5,973
Treasury stock held at beginning of quarter	(1,421)	(1,368)	(1,143)	(1,119)	(1,135)
Repurchases	—	(63)	(246)	(55)	(10)
Issuances (5)	36	10	21	31	26
Treasury stock held at end of quarter	(1,385)	(1,421)	(1,368)	(1,143)	(1,119)
Common stock outstanding at end of quarter	4,588	4,552	4,605	4,830	4,854

(1)          Net interest rate spread is defined as the yield earned on average total interest-earning assets less the rate paid on average total interest-bearing liabilities.

(2)          Net interest margin is defined as annualized net interest income divided by average total interest-earning assets.

(3)          Operating expense is defined as total non-interest expense less other real estate owned and collection expenses, write-off of deferred issuance costs on trust preferred securities, and merger related costs.

(4)          Efficiency ratio is defined as operating expense divided by the sum of net interest income, loan prepayment and late fee income, gain on sale of SBA 7(a) loans, gain on sale of SBA 504 loans and broker fee income, and other income.

(5)          Issuances of treasury stock primarily for exercises of employee stock options.

	At or For the Three Months Ended
(Dollars in thousands)	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Non-Performing Assets:
Non-accrual loans	$605	$794	$1,280	$316	$—
Other real estate owned (OREO)	—	—	—	—	—
Total non-performing assets	$605	$794	$1,280	$316	$—

Allowance for Loan Losses Activity:
Allowance at beginning of quarter	$8,735	$8,685	$8,635	$8,585	$8,583
Provision for loan losses	24	50	50	50	46
Net (charge-offs) recoveries:
Charge-offs	(24)	—	—	—	(44)
Recoveries	—	—	—	—	—
Total net (charge-offs) recoveries	(24)	—	—	—	(44)
Allowance at end of quarter	$8,735	$8,735	$8,685	$8,635	$8,585

Asset Quality Ratios:
Non-accrual loans to total loans	0.14%	0.18%	0.29%	0.07%	0.00%
Total non-performing assets to total assets	0.11%	0.13%	0.22%	0.05%	0.00%
Allowance for loan losses to total loans	2.07%	2.00%	1.94%	1.89%	1.88%
Allowance for loan losses to non-accrual loans	1443.80%	1100.13%	678.52%	2732.59%	NM
Annualized net (charge-offs) recoveries to average loans	(0.02)%	0.00%	0.00%	0.00%	(0.04)%

Loans Held for Sale:
SBA 7(a) loans - guaranteed portion	$14,401	$13,487	$15,317	$18,713	$20,621
SBA 504 first lien loans	1,890	1,899	1,903	2,603	3,113
Total loans held for sale	$16,291	$15,386	$17,220	$21,316	$23,734

Loans:
Income property loans
Non-residential real estate loans	$362,913	$377,516	$387,195	$391,059	$386,691
Multi-family residential loans	18,143	21,388	21,729	23,257	24,535
Total income property loans	381,056	398,904	408,924	414,316	411,226

SBA business loans
7(a) loans - guaranteed portion	15,065	14,159	15,995	19,398	21,314
7(a) loans - unguaranteed portion	14,414	12,957	11,857	11,408	10,969
Total 7(a) loans	29,479	27,116	27,852	30,806	32,283
504 first lien loans	1,890	1,899	1,903	2,603	3,113
504 second lien loans	2,839	2,458	2,566	1,541	1,886
Total 504 loans	4,729	4,357	4,469	4,144	4,999
Total SBA business loans	34,208	31,473	32,321	34,950	37,282

Other loans
Commercial business/other loans	7,562	7,575	7,549	7,103	7,127
Single-family residential loans	—	—	—	—	295
Total other loans	7,562	7,575	7,549	7,103	7,422

Total gross loans	422,826	437,952	448,794	456,369	455,930
Deferred loan (fees) costs	(205)	(190)	25	196	197
Total loans, net of deferred loan (fees) costs	$422,621	$437,762	$448,819	$456,565	$456,127

	At or For the Three Months Ended
(Dollars in thousands)	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Regulatory Capital Ratios (1):

Pacific Crest Capital, Inc.
Tier 1 leverage ratio	10.10%	9.47%	9.23%	10.04%	10.33%
Tier 1 risk-based capital ratio	14.20%	13.13%	12.96%	13.63%	13.31%
Total risk-based capital ratio	19.03%	18.00%	17.71%	18.42%	15.17%

Pacific Crest Bank
Tier 1 leverage ratio	10.96%	10.58%	9.87%	9.79%	10.05%
Tier 1 risk-based capital ratio	15.42%	14.53%	13.84%	13.25%	12.91%
Total risk-based capital ratio	16.68%	15.79%	15.10%	14.51%	14.17%

Regulatory Capital Data:

Pacific Crest Capital, Inc.
Tier 1 capital	$58,517	$55,844	$56,444	$60,011	$58,511
Total risk-based capital	78,399	76,559	77,140	81,125	66,666
Average total assets	579,160	589,641	611,712	597,423	566,454
Risk-weighted assets	412,030	425,217	435,658	440,411	439,570

Pacific Crest Bank
Tier 1 capital	$63,508	$61,751	$60,192	$58,126	$56,517
Total risk-based capital	68,701	67,106	65,668	63,650	62,028
Average total assets	579,342	583,473	609,986	593,460	562,627
Risk-weighted assets	411,905	425,005	434,888	438,755	437,787

(1) The minimum federal regulatory capital adequacy requirements are 4.00% Tier 1 leverage, 4.00% Tier 1 risk-based capital, and 8.00% total risk-based capital.  The minimum federal regulatory requirements to be deemed “well capitalized” are 5.00% Tier 1 leverage, 6.00% Tier 1 risk-based capital, and 10.00% total risk-based capital.